UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 12, 2008

                             UNIVERSAL TRAVEL GROUP
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

         000-51516                                         90-0296536
  (Commission File Number)                     (IRS Employer Identification No.)

                   Shennan Road, Hualian Center room 301 - 309
                              Shenzhen, P. R. China
               (Address of Principal Executive Offices) (Zip Code)

                                 (646) 200-6314
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On February 12, 2008, Universal Travel Group (the "Company") entered into an agreement with Tianjin Golden Dragon rescinding the Company's previously announced acquisition of 90% of the outstanding capital stock of Tianjin Golden Dragon. A translation of the agreement is attached to this report as Exhibit 99.1.

Safe Harbor Statement

      Statements contained in the exhibit to this report, if any, that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01        Financial Statements and Exhibits.

  (d)            Exhibits.

Exhibits

      99.01 Rescission and Release Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2008                                UNIVERSAL TRAVEL GROUP


                                                       By: /s/ Jianping Jiang
                                                           ---------------------
                                                       Name:  Jiangping Jiang
                                                       Title: Chairman and
                                                       Chief  Executive Officer